Microfilm Number              Filed with the Department of State on

Entity Number
                                   Secretary of the Commonwealth


        ARTICLES OF MERGER - DOMESTIC BUSINESS CORPORATION
                      DSCB:15-1926 (Rev. 90)

     In compliance with the requirements of 15 Pa.C.S.  1926
(relating to articles of merger or consolidation), the undersigned business corporations, desiring to effect a merger, hereby state that:

1.   The name of the corporation surviving the merger is:
     Communications Construction Group, Inc.

2.   (Check and complete one of the following):
  X The surviving corporation is a domestic business corporation and the (a) address of its current registered office in the Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

(a)   235 East Gay Street     West Chester  PA    19380  Chester
     Number and Street             City      State          Zip       County

(b)  c/o
     Name of Commercial Registered Office Provider                    County

For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

          The surviving corporation is a qualified foreign business
          corporation incorporated under the laws of            and
          the (a) address of its current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

(a)                            N/A
     Number and Street             City      State          Zip       County

(b)  c/o
     Name of Commercial Registered Office Provider                    County

For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

          The surviving corporation is a nonqualified foreign business corporation incorporated under the laws of and the address of its principal office under the laws of such domiciliary jurisdiction is:

                             N/A
Number and Street             City      State               Zip       County

3. The name and the address of the registered office in this Commonwealth or name of its commercial registered office provider and the county of venue of each other domestic business corporation and qualified foreign business corporate which is a party to the plan of merger are as follows:

Name of Corporation      Address of Registered Office or Name    County
                        of Commercial Registered Office Provider

Communications Construction    235 East Gay Street        Chester
  Group, Inc.                  West Chester, PA 19380
Dycom Acquisitions, Inc.       CT Corporation System      Chester

4.   (Check, and if appropriate complete, one of the following):

  X The plan of merger shall be effective upon filing these Articles of Merger in the Department of State.

          The plan of merger shall be effective on
                                                          Date
          at                     .
                      Hour

5. The manner in which the plan of merger was adopted by each domestic corporation is as follows:

Name of Corporation           Manner of Adoption

Communications Construction   Approval of Shareholders
  Group, Inc.
Dycom Acquisitions, Inc.      Approval of Shareholder

6. Strike out this paragraph if no foreign corporation is a party to the merger). The plan was authorized, adopted and approved, as the case may be, by the foreign business corporation (or each of the foreign business corporations) party to the plan in accordance with the laws of the jurisdiction in which it is incorporated.

7.   (Check, and if appropriate complete, one of the following):
          The plan of merger is set forth in full in Exhibit A attached hereto and made a part hereof.

  X Pursuant to 15 Pa.C.S. 1901 (relating to omission of certain provisions from filed plans) the provisions, if any, of the plan of merger that amend or constitute the operative Articles of Incorporation of the surviving corporation as in effect subsequent to the effective date of the plan are set forth in full in Exhibit A attached hereto and made a part hereof. The full text of the plan of merger is on file at the principal place of business of the surviving corporation, the address of which is:

235 East Gay Street    West Chester PA            19380   Chester
Number and Street             City      State               Zip       County

     IN TESTIMONY WHEREOF, the undersigned corporation or each
undersigned corporation has caused these Articles of Merger to be
signed by a duly authorized officer thereof this        day of
         , 1997.

                         COMMUNICATIONS CONSTRUCTION GROUP, INC.


                         By:  /s/ George Tamasi
                              Title:  President




                         DYCOM ACQUISITIONS, INC.

                         By:  /s/ Thomas R. Pledger
                         Title:    President

EXHIBIT 'A'

                     OPERATIVE PROVISIONS OF

              RESTATED ARTICLES OF INCORPORATION OF

                      SURVIVING CORPORATION


     FIRST.    The name of the corporation is:

     Communication Construction Group, Inc.

     SECOND.   The name of the corporation's commercial registered
office provider and county of venue is:

     C T Corporation System
     Chester County

     THIRD.    The corporation is incorporated under the provisions
of the Business Corporation Law of 1933, as amended by the Business Corporation Law of 1988, Act of December 21, 1988 (P.L. 144, no.
177).

     PURPOSE. The purpose of the corporation is and it shall have unlimited power to engage in and to do any lawful act concerning any and all lawful business for which corporations may be incorporated under such Act.

     FOURTH.   The term of the corporation's existence is
perpetual.

     FIFTH.    The aggregate number of shares of capital stock
which the corporation shall have authority to issue is One Thousand (1,000) shares of common stock, One Dollar ($1.00) par value.